                                [ULTRAK LOGO]

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                 COMMON STOCK
         (NUMBER)                                           (SHARES)

                                                        CUSIP 903898 40 1

         THIS                                            SEE REVERSE FOR
         CERTIFIES                                     CERTAIN DEFINITIONS
         THAT          (SPECIMEN)






          is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                                 ULTRAK, INC.

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, as amended, and the Bylaws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATE:

           [ILLEGIBLE]           ULTRAK, INC.           [ILLEGIBLE]
            SECRETARY             CORPORATE              PRESIDENT
                                     SEAL
                                   DELAWARE


Countersigned:

                    SECURITIES TRANSFER CORPORATION
                    P.O. Box 701629
                    Dallas, Tx. 75370

               By:  SPECIMEN
                    -------------------------------------
                    TRANSFER AGENT - AUTHORIZED SIGNATURE



                                 ULTRAK, INC.


                TRANSFER FEE $15.00 PER NEW CERTIFICATE ISSUED


THE CERTIFICATE OF INCORPORATION OF THE COMPANY ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF DELAWARE AUTHORIZES THE COMPANY TO ISSUE MORE THAN ONE CLASS OF STOCK, AND CONTAINS A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL AND OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK AND THE QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS THEREON. THE COMPANY WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE COMPANY AT ITS
              PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.


       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM      - as tenants in common    UNIF GIFT MIN ACT - .....Custodian......
TEN ENT      - as tenants by the                          (Cust)         (Minor)
               entireties                                   under Uniform Gifts
JT TEN       - as joint tenants with                             to Minors
               right of survivorship                       Act.................
               and not as tenants in                              (State)
               common

    Additional abbreviations may also be used though not in the above list.


   For value received,................hereby sell, assign and transfer unto
Please insert Social Security or other
identifying number of assignee

[                       ]SPECIMEN
                         ......................................................

 ...............................................................................
Please print or typewrite name and address including postal zip code of assignee

 ...............................................................................

 ...............................................................................

 ..........................................................................Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint.............................................

 ...............................................................................
Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated........, 19.....

                                                Signature:

                                                X.............................

                                                X.............................

Signature Guarantee:
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THE SIGNATURE(S) SHOULD BE MEDALLION STAMP GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION PURSUANT TO S.E.C. RULE 17AD-15.
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Signature(s) guaranteed by:







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